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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                October 19, 2005
                                ----------------
                Date of Report (Date of earliest event reported)



                                AptarGroup, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


         Delaware                         1-11846                36-3853103
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(State or other jurisdiction of         (Commission            (IRS Employer
       incorporation)                   File Number)         Identification No.)

       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois, 60014
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424.
                                                            -------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02     Results of Operations and Financial Condition.
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     On October 19, 2005 AptarGroup, Inc. announced its results of operations and financial condition for the quarter ended September 30, 2005. The press release regarding this announcement is furnished as Exhibit 99.1 hereto.


     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



Item 9.01     Financial Statements and Exhibits.
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      (c) Exhibits

      99.1     Press release issued by AptarGroup, Inc. dated October 19, 2005.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       AptarGroup, Inc.


Date:  October 19, 2005                            By: /s/ Stephen J. Hagge
                                                       --------------------
                                                       Stephen J. Hagge
                                                       Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary



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                                  Exhibit Index



Exhibit No.
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99.1       Press Release issued by AptarGroup, Inc. dated October 19, 2005.